As filed with the Securities and Exchange Commission on September 14, 2000.


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-A

                For Registration of Certain Classes of Securities
                    Pursuant to Section 12(b) or 12(g) of the
                         Securities Exchange Act of 1934


                                     Advanced Switching Communications , Inc.
--------------------------------------------------------------------------------------------------------------------
                              (Exact name of registrant as specified in its charter)

                Delaware                                                     54-1865834
--------------------------------------------------------------------------------------------------------------------
   (State of incorporation or organization)                    (I.R.S. Employer Identification No.)

8330 Boone Boulevard, 8th Floor, Vienna, VA                                                   22182
--------------------------------------------------------------------------------------------------------------------
(Address of principal executive offices)                                                   (Zip Code)

If this Form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

If this Form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

Securities Act registration statement file number to which this form relates:
333-40624.


Securities to be registered pursuant to Section 12(b) of the Act:

                  Title of each class                                 Name of each exchange on
                  to be so registered                               which each class is to be registered
                  -------------------                               ------------------------------------
                  None                                                             None
--------------------------------------------------------------------------------------------------------------------


Securities to be registered pursuant to Section 12(g) of the Act:


                                     Common Stock, $0.0025 par value per share
--------------------------------------------------------------------------------------------------------------------
                                                 (Title of class)

                                Total of 3 Pages

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1.  Description of the Registrant's Securities to be Registered

         The description of the Common Stock, $0.0025 par value per share, of Advanced Switching Communications, Inc. (the "Registrant") to be registered hereunder is contained under the caption "Description of Capital Stock" in the Prospectus constituting a part of the Registration Statement on Form S-1 (No. 333-40624) filed by the Registrant with the Securities and Exchange Commission on June 30, 2000, as amended, which is incorporated herein by reference as
Exhibit 1.

Item 2.  Exhibits

         Exhibits 2, 3, and 4 to this Registration Statement have been filed as exhibits to Registration Statement on Form S-1, as amended, (No. 333-40624) and are hereby incorporated herein by reference:

1.       Registration Statement on Form S-1 (No. 333-40624) filed on June 30,
         2000.

2. Form of Restated Certificate of Incorporation of the Registrant (Exhibit 3.1 to the Registration Statement on Form S-1 (No. 333-40624)).

3. Form of Bylaws of the Registrant, as amended and restated (Exhibit 3.2 to the Registration Statement on Form S-1 (No. 333-40624)).

4. Form of certificate of common stock of the Registrant, $0.0025 par value (Exhibit 4.1 to the Registration Statement on Form S-1 (No. 333-40624)).



                                Total of 3 Pages

                                    SIGNATURE


         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date:    September 14, 2000

                                           ADVANCED SWITCHING
                                           COMMUNICATIONS, INC.


                                     By: /s/  Asghar D. Mostafa
                                        ------------------------------
                                         ASGHAR D. MOSTAFA
                                         President and Chief Executive Officer




                                Total of 3 Pages